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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 27, 2007


                             PATAPSCO BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



        Maryland                     0-28032                 52-1951797
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
                ------------

         On December 27, 2007, Bradford Bancorp, Inc. and Patapsco Bancorp, Inc. jointly announced that they have instructed the Exchange Agent for the parties' previously announced merger to release all Patapsco Bancorp shares that were submitted in connection with the cash/stock election. For more information see the Company's press release dated December 27, 2007 included as Exhibit 99.1 to this report and which is incorporated herein by reference.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired. Not applicable.

        (b)     Pro Forma Financial Information. Not applicable.

        (c)     Shell Company Transactions. Not applicable.

        (d)     Exhibits.

                The following Exhibits are attached as part of this report:

                99.1     Press Release dated December 27, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PATAPSCO BANCORP, INC.



Date: December 27, 2007               By: /s/ Michael J. Dee
                                          --------------------------------------
                                          Michael J. Dee
                                          President, Chief Executive Officer and
                                          Chief Financial Officer